Form 8-K
First National Entertainment Corp.
June 14, 1996
S E C U R I T I E S   A N D E X C H A N G E  C O M M I S S I
O N

                   Washington, D.C.  20549


                         FORM 8 - K


Pursuant to Section 13 or 15(d) of the Securities Exchange
                              Act of 1934


Commission file No.  0-18866  Date of Report:June 10, 1996
                              (Date of earliest reported
                              event)


               FIRST NATIONAL ENTERTAINMENT CORP.
   (Exact name of small business issuer as specified in its
                           charter)


Colorado                             93-1004651
(State or other jurisdiction of      (I.R.S. Employer
Incorporation or organization)         Identification No.)


   600 Enterprise Drive, Suite 109, Oak Brook, Illinois  60521
            (Address of principal executive offices)

                        (708) 573-8209
                (Registrant's telephone number)




    2443 Warrenville Road, Suite 600, Lisle, Illinois  60532
                        (Former Address)




Item 4.  Changes in Registrant's Certifying Accountant

On June 10, 1996, the Company received notification the its independent auditor, Earnst & Young LLP was resigning as independent auditor effective immediately. See Exhibit 1.0.

On June 14, 1996, the Company received a confirmation letter stating that the client-auditor relationship between the Company and Earnst & Young LLP had ceased. This letter indicated that it had also been sent to the Commission for notification. See Exhibit 1.1.




Exhibits

1.0  Notification of independent auditor's resignation
1.1  Confirmation that client-auditor relationship has ceased




Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                              First National Entertainment
                              Corp. Registrant




June 14, 1996
Date
                               _______________________________

                               Stephen J. Denari
                               President



Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              First National Entertainment
                              Corp. Registrant


June 14, 1996                 /s/ Stephen J. Denari
Date                          Signature

                              Stephen J. Denari
                              President







                            Index



Exhibits
1.0  Notification of independent auditor's resignation
1.1 Confirmation that client-auditor relationship has ceased


Exhibit 1.0

June 10, 1996
Mr. Steve Denari
President
First National Entertainment
600 Enterprise Drive
Suite 109
Oak Brook, IL  60521

Dear Mr. Denari:

This letter will serve as notification to you that Ernst &
Young is hereby resigning from serving as the independent auditors for First National Entertainment Corp. Item 304 of Regulation S-K requires a registrant to report a change in auditors on Form 8-K within 5 business days. I would suggest you consult with legal councel with respect to the Company's filing to meet this requirement. Please prepare the required disclosures for our review as soon as possible.


                              /s/ James K. Holtzman
                              Partner


                              James K. Holtzman
                              Partner, Ernst & Young



Exhibit 1.1

June 14, 1996

Mr. Steve Denari
President
First National Entertainment
600 Enterprise Drive
Suite 109
Oak Brook, IL  60521

Dear Mr. Denari:

This is to confirm that the client-auditor relationship between First National Entertainment Corp. (Commission
File Number 0-18866) and Ernst & Young has ceased.

                              Very truly yours,


                              /s/ Ernst & Young LLP

                              Ernst & Young LLP

cc:  Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 9-5
     450 Fifth Street, N.W.
     Washington, D.C.  20549